Finance income, finance costs and changes in the fair value of financial instruments - Summary of Finance Costs (Detail) - GBP (£) £ in Thousands	6 Months Ended
	Jun. 30, 2023	Jun. 30, 2022
Disclosure of Other Income Expenses And Adjustment [Line Items]
Interest on convertible loan notes	£ (1,004)	£ (1,567)
Interest on lease liabilities	(79)	(113)
Discounting of provisions for deferred contingent cash consideration	(395)	(163)
Other	(20)	(16)
Total	£ (1,498)	£ (1,859)